RBC Fixed Income Funds Prospectus

March 3, 2014, as supplemented on March 5, 2014

RBC Short Duration Fixed Income Fund

Class I: RSDIX
Class F: RSHFX

RBC Ultra-Short Fixed Income Fund

Class I: RUSIX
Class F: RULFX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved the Fund shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summaries
This prospectus describes the fixed income funds (the “Funds” or each a “Fund”) offered by RBC Funds Trust. Carefully review this important section, which summarizes the Funds’ investment objectives, principal investment strategies and risks, past performance, and fees.	1	RBC Short Duration Fixed Income Fund
	6	RBC Ultra-Short Fixed Income Fund
	11	Important Additional Information

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
	12	Investment Objectives
	12	Principal Investment Strategies
	13	Investing for Temporary Defensive Purposes
	14	Principal Risks

Management
The Funds are managed by RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)” or the “Advisor”).	20	Investment Advisor
	21	Portfolio Managers

Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	22	Pricing of Fund Shares
	23	Investment Minimums
	24	Additional Policies About Transactions
	26	Instructions for Opening an Account
	27	Instructions for Purchasing and Adding to Your Shares
	28	Dividends and Distributions and Directed Dividend Option
	29	Selling Your Shares
	30	Instructions for Selling Shares (Redemptions)
	30	Additional Policies on Selling Shares (Redemptions)
	31	Exchanging Your Shares
	32	Additional Policies on Exchanges
	32	Additional Shareholder Services
	33	Market Timing and Excessive Trading
	34	Disclosure of Portfolio Holdings
	35	Distribution Arrangements/Sales Charges
	35 35	Distribution and Service (12b-1) Fees Shareholder Servicing Plan
	35	Dividends, Distributions and Taxes
	37	Organizational Structure

Financial Highlights
38

Privacy Policy
39

Back Cover
Where to Learn More About the Funds

Fund Summary	RBC Short Duration Fixed Income Fund

Investment Objective

The Fund seeks to achieve a high level of current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class F
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed or exchanged within 30 days after the date of purchase)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	0.10%
Other Expenses[1]	0.25%	0.25%
Total Annual Fund Operating Expenses	0.55%	0.65%
Fee Waiver and/or Expense Reimbursement[2]	(0.20)%	(0.20)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	0.35%	0.45%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding interest, taxes, distribution fees, brokerage commissions, acquired fund fees and expenses or extraordinary expenses such as litigation) to 0.35% of the Fund’s average daily net assets . This expense limitation agreement is in place until January 31, 2015 and may not be terminated by the Advisor prior to that date.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I	Class F
One Year	$36	$46
Three Years	$156	$188

Fund Summary	RBC Short Duration Fixed Income Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund has not completed its first fiscal year of operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

The Fund typically seeks to maintain a duration of three years or less. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars, but may invest in securities denominated in currencies of other countries.

In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.

The Advisor uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of high level of current income consistent with preservation of capital over the long term.

The Advisor will also make active allocation decisions by focusing on sector targets, yield curve exposure and duration of the Fund’s portfolio.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Asset-Backed Securities Risk. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Convertible Securities Risk. Market values of convertible securities depend on a number of factors including equity and credit risk, volatility risk, interest rate risk, among others. A convertible security’s market value, however, tends to rise when the market price of the common stock of the issuing company rises. If the value of the underlying

Fund Summary	RBC Short Duration Fixed Income Fund

common stock or the level of the index involved in the convertible component is below the exercise price of the warrant or option at maturity, the convertible security will maintain its value, while the warrant or option itself will have no value.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of its clearinghouses, of any counterparty or guarantor of the Fund’s transactions or of any service provider to the Fund.

Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives may also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain of the Fund’s transactions in derivatives used for interest rate hedging may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or its investments or preclude the Fund’s ability to achieve its investment objective.

Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Fund Summary	RBC Short Duration Fixed Income Fund

High Yield Securities Risk. High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Interest Rate Risk. The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Investment Grade Securities Risk. The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues. Investments in the Fund are subject to additional risks associated with municipal securities.

Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Loan Risk. The Fund may invest in loans including loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Issuer/Credit Risk,” and “High Yield Securities Risk.”

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Mortgage-Related Securities Risk.   Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”).   Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Funds to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding larger maturity classes receive principal only after the first class has been retired. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Funds would tend to drop and the portfolio-weighted average life of such securities held by the Funds may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Funds may, but are not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

Municipal Obligations Risk. Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities.   The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy.

Operational Risk. The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Advisor, transfer agent, custodian or administrator. The Fund may be subject to losses arising from inadequate or failed internal controls, processes and systems, or from human or external events.

Fund Summary	RBC Short Duration Fixed Income Fund

Portfolio Turnover Risk. Increased portfolio turnover may result in higher transaction costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.

Reinvestment Risk. Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. Call risk is a type of reinvestment risk. It is the possibility that during periods of falling interest rates, issuers may call securities with higher coupon or interest rates before maturity. If a security is called, the Fund may have to reinvest the proceeds at lower interest rates resulting in a decline in the Fund’s income.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Tax Risk. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Changes in federal or state tax laws could cause the prices of tax-exempt securities to fall and/or could affect the tax-exempt status of the securities in which the Fund invests. A portion of the Fund’s distributions may be subject to the federal alternative minimum tax.

Valuation Risk. The Fund’s assets are comprised mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where the Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different from the estimated fair values of these investments.

Variable Rate Demand Note Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

Performance Information

The Fund commenced operations on December 30, 2013 and therefore has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. The performance of an appropriate broad-based index also will be included in the performance table.

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Manager

Brandon Swensen, Vice President and Co-Head, U.S. Fixed Income, of the Advisor, has been a Co-Portfolio Manager of the Fund since 2013.

Brian Svendahl, Managing Director and Co-Head, U.S. Fixed Income, of the Advisor, has been a Co-Portfolio Manager of the Fund since 2013.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 11 of this Prospectus.

Fund Summary	RBC Ultra-Short Fixed Income Fund

Investment Objective

The Fund seeks to achieve a high level of current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class F
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed or exchanged within 30 days after the date of purchase)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	None	0.10%
Other Expenses[1]	0.25%	0.25%
Total Annual Fund Operating Expenses	0.50%	0.60%
Fee Waiver and/or Expense Reimbursement[2]	(0.20)%	(0.20)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	0.30%	0.40%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding interest, taxes, distribution fees, brokerage commissions, acquired fund fees and expenses or extraordinary expenses such as litigation) to 0.30% of the Fund’s average daily net assets. This expense limitation agreement is in place until January 31, 2015 and may not be terminated by the Advisor prior to that date.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I	Class F
One Year	$31	$41
Three Years	$140	$172

Fund Summary	RBC Ultra-Short Fixed Income Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund has not completed its first fiscal year of operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

The Fund typically seeks to maintain a duration of 6 to 18 months. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars, but may invest in securities denominated in currencies of other countries.

In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.

The Advisor uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of high level of current income consistent with preservation of capital over the long term.

The Advisor will also make active allocation decisions by focusing on sector targets, yield curve exposure and duration of the Fund’s portfolio.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Asset-Backed Securities Risk. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Convertible Securities Risk. Market values of convertible securities depend on a number of factors including equity and credit risk, volatility risk, interest rate risk, among others. A convertible security’s market value, however, tends to rise when the market price of the common stock of the issuing company rises. If the value of the underlying common stock or the level of the index involved in the convertible component is below the exercise price of the warrant or option at maturity, the convertible security will maintain its value, while the warrant or option itself will have no value.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of its clearinghouses, of any counterparty or guarantor of the Fund’s transactions or of any service provider to the Fund.

Fund Summary	RBC Ultra-Short Fixed Income Fund

Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives may also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain of the Fund’s transactions in derivatives used for interest rate hedging may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or its investments or preclude the Fund’s ability to achieve its investment objective.

Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

High Yield Securities Risk. High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Fund Summary	RBC Ultra-Short Fixed Income Fund

Interest Rate Risk. The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Investment Grade Securities Risk. The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues. Investments in the Fund are subject to additional risks associated with municipal securities.

Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Loan Risk. The Fund may invest in loans including loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Issuer/Credit Risk,” and “High Yield Securities Risk.”

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Mortgage-Related Securities Risk.   Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”).   Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Funds to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding larger maturity classes receive principal only after the first class has been retired. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Funds would tend to drop and the portfolio-weighted average life of such securities held by the Funds may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Funds may, but are not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

Municipal Obligations Risk. Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities.   The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy.

Operational Risk. The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Advisor, transfer agent, custodian or administrator. The Fund may be subject to losses arising from inadequate or failed internal controls, processes and systems, or from human or external events.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher transaction costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.

Reinvestment Risk. Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. Call risk is a type of reinvestment risk. It is the possibility that during periods of falling interest rates, issuers may call securities with higher coupon or interest rates before maturity. If a security is called, the Fund may have to reinvest the proceeds at lower interest rates resulting in a decline in the Fund’s income.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Tax Risk. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Changes in federal or state tax laws could cause the prices of tax-exempt securities to fall and/or could affect the tax-exempt status of the securities in which the Fund invests. A portion of the Fund’s distributions may be subject to the federal alternative minimum tax.

Valuation Risk. The Fund’s assets are comprised mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where the Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different from the estimated fair values of these investments.

Variable Rate Demand Note Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

Performance Information

The Fund commenced operations on December 30, 2013 and therefore has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. The performance of an appropriate broad-based index also will be included in the performance table.

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Portfolio Manager

Brandon Swensen, Vice President and Co-Head, U.S. Fixed Income, of the Advisor, has been a Co-Portfolio Manager of the Fund since 2013.

Brian Svendahl, Managing Director and Co-Head, U.S. Fixed Income, of the Advisor, has been a Co-Portfolio Manager of the Fund since 2013.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 11 of this Prospectus.

Important Additional Information

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Funds by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.

Minimum Initial Investment:

Class I or Class F	$10,000 ($0 for Qualified Retirement Plans)

Minimum Subsequent Investment:

Class I or Class F	$1,000

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objectives

Each Fund’s investment objective described in the “Fund Summary” section of this prospectus is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

Principal Investment Strategies

The information below describes each Fund’s principal investment strategies. A full discussion of all permissible investments can be found in the Funds’ Statement of Additional Information (“SAI”).

RBC Short Duration Fixed Income Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

The Fund typically seeks to maintain a duration of three years or less. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will decrease by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of three years generally will increase by approximately 3%. The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars, but may invest in securities denominated in currencies of other countries.

In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.

The Advisor uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of high level of current income consistent with preservation of capital over the long term.

The Advisor will also make active allocation decisions by focusing on sector targets, yield curve exposure and duration of the Fund’s portfolio.

RBC Ultra-Short Fixed Income Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

The Fund typically seeks to maintain a duration of six to eighteen months. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of eighteen months (1.5 years) generally will decrease by approximately 1.5%. Conversely, when the level of interest rates decreases by 1%, the value of a fixed income security or a portfolio of fixed income securities having a duration of eighteen months (1.5 years) generally will increase by approximately 1.5%. The Fund may invest in securities of both U.S. and foreign issuers. The Fund will normally invest in a portfolio of fixed income securities denominated in U.S. Dollars, but may invest in securities denominated in currencies of other countries.

In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use interest rate futures to manage portfolio risk. The Fund’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics similar to the Fund’s direct investments.

The Advisor uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the objectives of high level of current income consistent with preservation of capital over the long term.

The Advisor will also make active allocation decisions by focusing on sector targets, yield curve exposure and duration of the Fund’s portfolio.

Investing for Temporary Defensive Purposes

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. This could prevent losses, but, if a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.

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Principal Risks

Each of the Funds is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Because each Fund holds securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up and you can lose money by investing in a Fund.

Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.

The principal risks of investing in each Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.

Active Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Convertible Securities Risk. Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to rise when the market price of the common stock of the issuing company rises. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Counterparty Risk. Each Fund is subject to the risk of the failure of any markets in which its positions trade, of its clearinghouses, of any counterparty or guarantor of the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Credit Spread Risk. The Funds’ investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads of the issuer’s securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

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The Funds may be exposed to currency exchange risk where the assets and income are denominated in foreign currencies. Changes in exchange rates between currencies or the conversion from one currency to another may cause the value of a Fund’s investments to decline or increase. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the currency exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates can also be affected unpredictably by intervention (or failure to intervene) by governments or central banks, or by currency controls or political developments.

Derivatives Risk. The Funds may use derivatives in connection with their investment strategies. The Funds may enter into futures contracts, which are contracts between two parties for the sale of an underlying reference asset, such as securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes.  The purchase of a futures contract allows the Funds to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset.  For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Funds can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Funds, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations including credit risk of the derivative counterparty. In addition, the Funds may use derivatives for non-hedging purposes, which increases a Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Funds cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss, which in some cases could be unlimited, on your investment. Registered investment companies such as the Funds are limited in their ability to engage in derivative transactions that obligate the Fund to make future payments to third parties. If losses occur on derivative instruments, a Fund may have to make margin payments. In the event that a Fund does not hold sufficient cash, it may be forced to liquidate assets in order to meet margin calls, and in the event that there is insufficient liquidity in the market this may result in further losses.

The Funds’ transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Funds’ after-tax returns.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements that are traded over-the-counter (“uncleared swaps”). Because uncleared swap are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under uncleared swaps.

Under recent financial reforms, certain types of derivatives (i.e., certain swaps) are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of a futures commission merchant (“FCM”) with which the Fund has an open position in a swap contract. If an FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial obligations or the payment obligations of another customer.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Fund, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

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Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

General Economic and Market Conditions Risk. The success of Funds’ investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Funds. Unexpected volatility or illiquidity could impair the Funds’ profitability or result in losses.

Government Intervention in Financial Markets Risk. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds’ ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings. The Advisor will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that it will be successful in doing so.

Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

High Yield Securities Risk. The Funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds’ investments and the Funds’ net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities have a higher risk of loss,

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valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Funds’ yields will change over time. During periods when interest rates are low, the Funds’ yield will also be low. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Funds assume the risk that the value of the security at delivery may be more or less than the purchase price.

Investment Grade Securities Risk. The Funds may invest in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.

Issuer/Credit Risk. Issuer/credit risk is the risk that the issuers of debt securities held by the Funds will not make payments on the securities or the counterparty to a contract will default on its obligation. Information about a security’s credit quality may be imperfect and a security may have its credit rating unexpectedly downgraded at any time. With respect to United States government securities, there can be no assurance that the United States government will provide financial support to United States government sponsored agencies or instrumentalities where it is not obligated to do so by law. Investments in the Funds are subject to additional risks associated with the obligor’s ability to make payments on the municipal securities. Municipal securities that the Funds purchase may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Funds’ portfolio securities. Municipal obligations which the Funds may acquire include municipal lease obligations which are issued by a state or local government to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Funds.

Liquidity Risk. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Funds have valued the securities. Liquidity risk exists when particular investments are difficult to purchase or sell. The Funds’ investments in illiquid securities may reduce the returns of the Funds because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Funds, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Because the Funds’ principal investment strategies involve foreign (non-U.S.) securities, derivatives and other securities with substantial market and/or credit risk, the Funds will tend to have a significant exposure to liquidity risk.

Loan Risk. The Funds may invest in loans including loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Issuer/Credit Risk,” and “High Yield Securities Risk.” Although certain loans are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Although each Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the loans and certain loans may be subject to restrictions on resale. The inability to dispose of loans in a timely fashion could result in losses to a Fund. Because some loans that a Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Funds than for funds that do not invest in these types of

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instruments. Typically, loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Funds’ investments and the market for certain loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Funds may be more dependent upon the analytical ability of the Advisor.

Market Risk. One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by a Fund. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.

Mortgage-Related Securities Risk.   Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”).   Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Funds to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding larger maturity classes receive principal only after the first class has been retired. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Funds would tend to drop and the portfolio-weighted average life of such securities held by the Funds may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Funds may, but are not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

Municipal Obligations Risk. Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). These obligations are generally classified as either “general obligation” or “revenue” bonds. Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities.   The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial status may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or adversely impact the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy.

Operational Risk. The Funds’ investments may be adversely affected due to the operational process of the Funds’ service providers, including the Advisor, transfer agent, custodian or administrator. The Funds may be subject to losses arising from inadequate or failed internal controls, processes and systems, or from human or external events.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher transaction costs, which may have a negative effect on a Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which a Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.

Reinvestment Risk. Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. If interest rates decline, the underlying security may rise in value, but the cash flows received from that security may have to be reinvested at a lower interest rate. Call risk is a type of reinvestment risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, a Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Sovereign Debt Risk. The Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Tax Risk. The Funds may be more adversely impacted by changes in tax rates and policies than the money market funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal and state income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status can therefore significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. Also, in some cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal security is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Advisor relies on these opinions and will not review the basis for them, so there is a risk that income from these securities could be taxable. A portion of the distributions from certain securities that the Fund holds may be subject to the federal alternative minimum tax.

Valuation Risk. The Funds’ assets are comprised mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where a Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different to the estimated fair values of these investments.

Variable Rate Demand Note Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

Commodity Pool Operator Exclusions. With respect to the Funds, the Advisor has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore is not subject to registration or regulation as a commodity pool operator. In addition, the Advisor is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.

The terms of the commodity pool operator exclusion require the Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because the Advisor and the Funds intend to comply with these terms of the commodity pool operator exclusion, the Funds may in the future need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Funds, its investment strategies or Prospectus, or this Statement of Additional Information.

Generally, the exclusion from CPO regulation on which the Advisor relies require the Funds to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish a Fund’s positions in commodity interests may not exceed 5% of the liquidation value of a Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions): or (2) the aggregate net notional value of a Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of a Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to a Fund. In that case, the Advisor and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

Management

Investment Advisor

The Funds are advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 79,000 people who serve more than 15 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 44 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. The Advisor maintains its offices at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402. The Advisor’s charter is to provide fixed income, equity, and balanced portfolio management services to institutional and individual investors. As of December 31, 2013, the Advisor’s investment team managed approximately $ 46.3 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments, and healthcare organizations.

For these advisory services, each Fund will pay a fee (expressed as a percentage of average net assets) as follows:

RBC Short Duration Fixed Income Fund	0.30%[1]

RBC Ultra-Short Fixed Income Fund	0.25%[1]

1

The Advisor has contractually agreed to waive or limit fees through January 31, 2015 in order to maintain net annual fund operating expenses of the Fund as set forth under the Fund’s “Fees and Expenses of the Fund.” The waiver and limitation excludes distribution fees, brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Fund will carry forward, for a period not to exceed 36 months from the end of the fiscal year in which the Advisor waives fees or pays expenses, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

Information regarding the factors considered by the Board of Trustees of each Fund in connection with the most recent approval of the Investment Advisory Agreements with the Advisor will be provided in the Funds’ Semi- Annual Report for the fiscal period ended March 31, 2014 .

The Advisor provides certain administrative services necessary for the operation of the Funds, including among other things, (i) responding to inquiries from shareholders, brokers, dealers and registered representatives of the Funds, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Advisor, Distributor, custodian, independent accountants, legal counsel and others.

Additional Payments. The Advisor may make payments, out of its own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

Management

Portfolio Managers

The Advisor is responsible for the overall management of each Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Funds’ portfolios. The individuals jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are set forth below:

Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
Brandon Swensen	Vice President and Co-Head, U.S. Fixed Income	Co-Portfolio Manager of the Fund since 12/2013	15 Years	BS, St. Cloud State University and MBA, University of St. Thomas, CFA Member	Vice President and Co-Head, U.S. Fixed Income, at the Advisor since 2012, Senior Portfolio Manager at the Advisor since 2008, and Research and Financial analyst at the Advisor since 2000.
Brian Svendahl	Managing Director, and Co-Head, U.S. Fixed Income	Co-Portfolio Manager of the Fund since 12/2013	21 years	BS, University of Minnesota, BBA and MBA, University of Minnesota, Carlson School of Management, CFA Member	Managing Director and Co-Head, U.S. Fixed Income, at the Advisor since 2012, Managing Director and Senior Portfolio Manager at the Advisor since 2005.

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Funds’ SAI.

Shareholder Information

Pricing of Fund Shares

How NAV Is Calculated. The net asset value (“NAV”) is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.

1.	NAV is calculated separately for each class of shares.

2.	You can find many Funds’ NAV daily in The Wall Street Journal and in other newspapers or they are available at www.rbcgam.us or by calling 1-800-422-2766.

NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding

The per share NAV for each Fund is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange (“NYSE”), or at 4:00 p.m. Eastern time, whichever is earlier, on days the NYSE is open or, at the Funds’ option, on days the primary trading markets for the Funds’ portfolio instruments are open.

Your order for purchase, sale or exchange of shares is generally based on the next applicable price calculated after your order is received in good order by the Fund’s transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.

Generally, you may purchase, redeem, or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE. The Funds reserve the right to close if the primary trading market of the Funds’ portfolio instruments are closed and Fund management believes that there is not an adequate market to meet purchase, redemption or exchange requests.

Because the Funds each may own securities that are primarily listed on foreign exchanges which may trade on days when such Fund does not price its shares, the value of the Funds’ investments may change on days when shareholders will not be able to purchase or redeem shares.

Valuation of Portfolio Securities. On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. In general, when the market value of a portfolio security is readily available, the Fund shall rely on independent pricing services or market quotes from independent broker-dealers to determine the market value of portfolio securities. The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are generally priced using valuations provided by independent pricing vendors. Prices obtained from pricing vendors utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional–size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.

Shareholder Information

The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, Board approved “fair valuation” methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include, but are not limited to, the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the NYSE; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that each Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the NYSE, when a Fund’s NAV is typically calculated. “Fair value” is deemed to be the amount that the Fund might reasonably expect to receive for the security upon its current sale. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using foreign exchange rate quotations received from a pricing vendor as of 4:00 p.m. Eastern time on each day that the NYSE is open for regular trading. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Investment Minimums

You may purchase shares of the Funds through the Funds’ Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Class I Shares or Class F Shares

Account Type	Amount
Regular Institutions or Individuals	$10,000
Through qualified retirement benefit plans	$0
By exchange[2] from another RBC Fund	$10,000

Minimum Additional Investment

By mail or wire	$1,000
By exchange[2] from another RBC Fund	$1,000
By exchange[2] from another RBC Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$50

Shareholder Information

1

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

2

All RBC Funds are eligible for exchanges except the following: Prime Money Market Fund (RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, RBC Investor Class), Tax-Free Money Market Fund (RBC Institutional Class 1, RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, RBC Investor Class) and U.S. Government Money Market Fund (RBC Institutional Class 1, RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, RBC Investor Class).

Additional Policies About Transactions

The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change their transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in US Dollars. All checks must be in US Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, post dated checks, post dated online bill pay checks, or any conditional order or payment.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned.

The Funds may waive their minimum purchase requirement. Each of the Funds, the Distributor, the Advisor or the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Funds and their shareholders. The Funds do not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the RBC Funds will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds’ representative may request personal identification and may tape record the call.

Class I and Class F Eligibility. All Funds offer Class I and Class F shares to institutions or individuals with a $10,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for the Funds listed in this Prospectus does not apply to investments by employees of the Advisor (and their affiliates), officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings).

Shareholder Information

Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U.S. Citizens and Resident Aliens. Shares of the RBC Funds may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.

Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject and return your application, close your account, or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information.

Shareholder Information

Instructions for Opening an Account

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation.

You may purchase shares directly from a Fund by completing a new account application. Contact U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent at 1-800-422-2766 or go to www.rbcgam.us to obtain an application. Once completed, you may submit your application by following one of the steps below.

By Mail	Initial Purchases and All	Registered/Overnight Mail
	Correspondence	RBC Funds
	RBC Funds	c/o U.S. Bancorp Fund Services, LLC
	c/o U.S. Bancorp Fund Services, LLC	615 East Michigan Street, 3rd Floor
	P.O. Box 701	Milwaukee, WI 53202-5207
Milwaukee, WI 53201-0701

	1.	Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

	2.	Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.

	3.	Mail or courier application and payment to the applicable address above.

4.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

By Wire	U.S. Bank N.A. ABA # 075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377 Further credit: RBC Funds Shareholder Name and Account Number

To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver overnight your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire as indicated here. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wiring system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	1-800-422-2766 or www.rbcgam.us

If you already have an account with us and your account is authorized for telephone and/or Internet transaction privileges, you may open an account in all RBC Funds except the following: Prime Money Market Fund (RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, RBC Investor Class), Tax-Free Money Market Fund (RBC Institutional Class 1, RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, RBC Investor Class) and U.S. Government Money Market Fund (RBC Institutional Class 1, RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, RBC Investor Class). The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

Lost Accounts/Unclaimed Assets

Please note that based upon statutory requirements for returned mail, the Funds and the transfer agent will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Shareholder Information

Instructions for Purchasing and Adding to Your Shares

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

By Telephone	1-800-422-2766

You may make additional investments by telephone. After the Funds receive and accept your request, the Funds will deduct from your checking account (requires banking information to be on file) the cost of the shares. Availability of this service is subject to approval by the Funds and the participating banks.

By Mail	Subsequent Purchases – Regular Mail	Subsequent Purchases - Registered/Overnight Mail
	RBC Funds	RBC Funds
	c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
	P.O. Box 701	615 East Michigan Street, 3rd Floor
	Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

	1.	Mail the detachable stub from your confirmation statement. Or, if unavailable, provide the following information with your payment:

• Account name and account number
• Fund name
• Share class

	2.	Make check payable to “RBC Funds” and include your account number on the check.

	3.	Mail or courier stub and payment to the applicable address above.

4.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

By Wire	U.S. Bank, N.A. ABA #075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377 Further Credit: RBC Funds Shareholder Name and Account Number

Wire share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to U.S. Bank, N.A.

Wired funds must be received prior to 4:00 pm Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.

You can also add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Shareholder Information

Dividends and Distributions and Directed Dividend Option

Dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, have distributions reinvested in the Funds, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) without a sales charge. You should maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).

Shareholder Information

Selling Your Shares

You may withdraw from your account at any time. Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Withdrawing Money From Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

A signature guarantee is required to redeem shares in the following situations:

•	If you are requesting a change in ownership on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the transfer agent within the last 30 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Please refer to “Additional Policies on Selling Shares (Redemptions)” below.

Shareholder Information

Instructions for Selling Shares (Redemptions)

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone	1-800-422-2766

You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Funds will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name(s) of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
	P.O. Box 701	615 East Michigan Street, 3rd Floor
	Milwaukee, WI 53201-0701	Milwaukee, WI 53202 -5207

1.

In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

	2.	Mail or courier the letter to the applicable address above.

3.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

By Wire

Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete share redemptions. In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability.

Additional Policies on Selling Shares (Redemptions)

Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the applicable Fund to dispose of its securities or to determine the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, a Fund may delay redemption payments for more than seven days, as permitted by law.

The Funds cannot accept requests that contain special conditions or effective dates. The Funds may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.

Shareholder Information

If you request a redemption within 15 days of purchase, the Funds will delay sending your proceeds until it has collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Signature Validation Program – Non Financial Transactions. You can get a Signature Validation Program Stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not a notary public. For your protection, the Funds require a Signature Validation Program Stamp or other acceptable signature authentication if you request:

•	A change in redemption instructions;
•	Maintenance changes of name, address or banking instructions;
•	Beneficiaries changes on Transfer on Death (“TOD”) Accounts;
•	Adding Systematic Purchase Plan;
•	Adding banking instructions;
•	Name change;
•	Trustee change; or
•	UTMA/UGMA custodian change.

Redemption in Kind. Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Size. You must maintain a minimum account value equal to the current minimum regular initial investment, which is $10,000 for Class I or Class F shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

Exchanging Your Shares

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between all RBC Funds except the following: Prime Money Market Fund (RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, RBC Investor Class), Tax-Free Money Market Fund (RBC Institutional Class 1, RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, RBC Investor Class) and U.S. Government Money Market Fund (RBC Institutional Class 1, RBC Institutional Class 2, RBC Select Class, RBC Reserve Class, RBC Investor Class).

Shareholder Information

By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1.

In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

	2.	Mail or courier the letter to the applicable address above.

3.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

Monthly Exchanges

You may authorize monthly exchanges ($100 minimum) from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Additional Policies on Exchanges

With the exception of exchanges to or from the Prime Money Market Fund (whose shares are offered through another prospectus), the share class must be the same in the two Funds involved in the exchange. No front-end sales charge will be assessed. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative. With the exception of exchanges to Prime Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges to Prime Money Market Fund will be into the RBC Institutional Class 1 shares. The names and registrations on the two accounts must be identical. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days notice to shareholders.

Additional Shareholder Services

Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.

•	Uniform Transfers/Gifts to Minors Accounts
•	TOD Accounts
•	Accounts for corporations, partnerships and retirement plans
•	Coverdell Education Savings Accounts
•	Traditional IRA accounts
•	Roth IRA accounts
•	Simplified Employee Pensions (“SEPs”)

Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient time to place your telephone transaction. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Shareholder Information

Shareholder Mailings. To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

Restriction and Rejection of Purchase or Exchange Orders. The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The RBC Funds’ policy limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

Shareholder Information

If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate an investor’s exchange privilege without prior notice.

Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.us. Within 15 days of month-end, each Fund’s top ten holdings and related weightings, the total number of Fund holdings and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of calendar quarter-end, each Fund’s complete portfolio holdings and their weightings are posted until replaced by the next quarter’s information.

Shareholder Information

Distribution Arrangements/Sales Charges

The Class I shares of the Funds have no sales charges or distribution/service fees. The Class F shares of the Funds have no sales charges , but have distribution/service fees, as discussed below .

Distribution and Service (12b-1) Fees

Each Fund has adopted a plan under Rule 12b-1. 12b-1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Fund pays a 12b-1 fee equal to 0.10% of the average daily net assets of Class F shares for marketing activities. Under the 12b-1 Plan, the Fund is authorized to pay directly the Distributor, Advisor or their affiliates in connection with marketing Class F shares a fee equal to 0.10% of the average daily net asset value of Class F shares of a Fund. The Fee may also be used to compensate dealers and others that have entered into an agreement with the Distributor or Adviser to provide marketing services relating to Class F shares of the Funds. Under the 12b-1 Plan the Fund is also authorized to pay fees to be used to pay firms that enter into agreements with the Distributor or Adviser to provide services to Class F shareholders of a Fund, including responding to shareholder inquires and assisting shareholders with their accounts. Currently, the Board of Trustees has approved this fee of 0.10% for 12b-1 fees for Class F shares.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan (the “Servicing Plan”) that allows Class I and Class F shares of the Funds to pay service fees to firms that provide shareholder services (“Intermediaries”).  Under the Servicing Plan, if an Intermediary provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15%.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Dividends, Distributions and Taxes

Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Annual Statements. Each year, the Funds will send you an annual statement (Forms 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.” At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Shareholder Information

Tax Considerations. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in a Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Beginning with the 2012 calendar year, a Fund will be required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Shareholder Information

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Organizational Structure

RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees.

Financial Highlights

Since the Funds commenced operations in December 2013 , no financial highlights are presented for the Funds.

Privacy Policy

RBC Funds
Notice of Privacy Policy & Practices

The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the RBC Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the RBC Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:

	•	Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

	•	Account History, including information about the transactions and balances in a customer’s accounts; and

	•	Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:

	•	As Authorized — if you request or authorize the disclosure of the information.

•

As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

	•	Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the RBC Funds:

	•	To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;

	•	To maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the RBC Funds;

	•	To maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.

Delegation

The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

The Funds’ Reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI):

The Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the Reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or contacting the Funds at:

RBC Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-422-2766

You may also visit the Funds’ website at www.rbcgam.us for a free copy of the Funds’ Prospectus, SAI or Reports.

Information from the Securities and Exchange Commission:

You can review and obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520

(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.